EXHIBIT 31.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Bernard Briskin, certify that:
1.	I have reviewed this amendment no.1 to annual report on Form 10-K/A of Arden Group, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report,

Date:	April 30, 2007		/s/ BERNARD BRISKIN

		Signature:	Bernard Briskin
		Title:	Chief Executive Officer